1 CONSULTING AGREEMENT This Consulting Agreement (“Agreement”) is entered into effective December 3, 2024 (the “Effective Date”) and is made by and between Anirudh Badia (“Consultant”) and Hippo Employee Services Inc. (“Company”) (collectively, the “Parties”). The Parties agree as follows: 1. Services: Consultant agrees to undertake and complete the Services (as defined in Exhibit A) in accordance with and on the schedule specified in Exhibit A. 2. Payment. a. As compensation for the Services and ongoing commitment to provide the Services: (1) The Company will pay to the Advisor $300.00 per hour. (2) The Company will continue to vest any currently unvested stock options and restricted stock units awarded to Consultant under the Hippo Holdings Inc. 2019 Equity Incentive Plan or the 2021 Incentive Plan as amended and as may be amended from time to time and collectively with any successor plan(s) (the “Plan”), through the earlier of (i) May 31, 2025, or (ii) termination of this Agreement. The stock options and restricted stock units shall continue to vest on their current vesting schedule and terms and conditions. The Company and Consultant acknowledge and agree that the Performance Restricted Stock Unit (“PRSU”) will not continue to vest under this provision. b. Consultant will provide a monthly bill that indicates hours spent on this matter, directed to AP@hippo.com. c. Consultant acknowledges that Consultant will receive an IRS Form 1099- MISC from Company, and Consultant agrees to report to all applicable government agencies as income all compensation received by Consultant pursuant to this Agreement. Consultant acknowledges and agrees that Consultant will be solely responsible for all federal, state, and local taxes. Consultant will indemnify and hold Company harmless from and against all damages, liabilities, losses, penalties, fines, expenses and costs (including reasonable fees and expenses of attorneys and other professionals) arising out of or relating to any obligation imposed by law on Company to pay any withholding taxes, social security, unemployment or disability insurance or similar items in connection with compensation received by Consultant pursuant to this Agreement. Unless otherwise specifically agreed upon by Company in writing (and notwithstanding any other provision of this Agreement), all activity relating to Services will be performed by and only by Consultant. 3. No Violation of Rights or Obligations. Consultant agrees that Consultant will not (and will not permit others to) violate any agreement with or rights of any third party or use or disclose at any time Consultant’s own or any third party’s confidential information or intellectual property in connection with the Services or otherwise for or on behalf of Company. 4. Manner and Means of Performance of Services. Company shall not control the manner or means by which Consultant perform the Services. Unless otherwise stated in Exhibit A, Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB

2 Consultant shall furnish, at Consultant’s own expense, the equipment, supplies, and other materials used to perform the Services. Company shall provide Consultant with access to its premises and equipment to the extent necessary for the performance of the Services. To the extent Consultant performs any Services on Company’s premises or using Company’s equipment, Consultant shall comply with all applicable policies of Company relating to business and office conduct, health and safety, and use of Company’s facilities, supplies, information technology, equipment, networks, and other resources. 5. Ownership; Rights; Company Proprietary Information; Publicity. a. Company shall solely and exclusively own, and Consultant hereby assigns to Company on behalf of Consultant, all right, title, and interest (including patent rights, copyrights, trade secret rights, mask work rights, trademark rights, sui generis database rights, and all other intellectual property rights of any sort throughout the world) relating to any and all inventions (whether or not patentable), works of authorship, mask works, designations, designs, know-how, ideas and information Consultant may make, conceive, develop or reduce to practice, alone or jointly with others, in connection with performing Services, that result from or that are related to such Services, or that relate to the subject matter of or arise out of or in connection with the Services or any Company Proprietary Information (as defined below) (collectively, “Inventions”). Consultant agrees to promptly disclose and provide all Inventions to Company. Consultant will assist and cooperate with Company in all respects, will execute documents, and will take such further acts reasonably requested by Company, to enable Company to acquire, transfer, maintain, further evidence, record, perfect, enforce, and defend its ownership rights. Consultant hereby irrevocably designates and appoints Company as its agent and attorney-in-fact, coupled with an interest to act for and on Consultant’s behalf to execute and file any document and to do all other lawfully permitted acts to further the foregoing with the same legal force and effect as if executed by Consultant and all other creators or owners of the applicable Invention. b. Consultant agrees that all Inventions and all other business, technical, and financial information (including, without limitation, the identity of and information relating to customers or employees) developed, learned, or obtained by or for or on behalf of Consultant during the period that Consultant is to be providing the Services that relate to Company or the business or financials, demonstrably anticipated business of Company, or in connection with the Services, or that are received by or for Company, constitute “Company Proprietary Information.” At all times, both during Consultant’s engagement by Company as an independent contractor and after its termination, and to the fullest extent permitted by law, Consultant shall hold in confidence and not disclose or, except in performing the Services, use any Company Proprietary Information. Consultant further agrees to take all actions reasonably necessary to protect the confidentiality of all Company Proprietary Information, including, without limitation, implementing and enforcing procedures to minimize the possibility of unauthorized use or disclosure of Company Proprietary Information. However, Consultant shall not be obligated under this paragraph with respect to information Consultant can document is or becomes readily publicly available without restriction through no fault of Consultant. Upon termination or as otherwise requested by Company, Consultant will promptly provide to Company all Inventions, including all work in progress on any Inventions not previously delivered to Company, if any, and all items and copies containing or embodying Company Proprietary Information, except that Consultant may keep copies of Contractor’s compensation records and this Agreement. Consultant also recognizes and agrees that Consultant has no expectation of privacy with respect to Company’s telecommunications, networking or information processing systems (including, without limitation, stored computer files, email messages and voice messages) and that Consultant’s activity, and any files or messages, on or using any of those systems may be monitored at any time without notice. c. As additional protection for Company Proprietary Information, Consultant agrees that during the period over which Consultant is to be providing the Services, and for one year Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB

3 thereafter, Consultant will not directly or indirectly encourage or solicit any employee or consultant of Company to leave Company for any reason. d. Consultant further agrees that, during the term of this Agreement, Consultant will not, directly or indirectly, in any individual or representative capacity, engage or participate in or provide services to any business that is competitive with the types and kinds of business being conducted by Company. e. To the extent allowed by law, Section 5.a. and any license granted Company hereunder includes all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral,” or the like. Furthermore, Consultant agrees that notwithstanding any rights of publicity, privacy or otherwise (whether or not statutory) anywhere in the world, and without any further compensation, Company may and is hereby authorized to (and to allow others to) use Consultant’s name in connection with promotion of Company’s business, products or services. To the extent any of the foregoing is ineffective under applicable law, Consultant hereby provides any and all ratifications and consents necessary to accomplish the purposes of the foregoing to the extent possible. Consultant will confirm any such ratifications and consents from time to time as requested by Company. If any other person is in any way involved in any Services, Consultant will obtain the foregoing ratifications, consents and authorizations from such person for Company’s exclusive benefit. f. If any part of the Services or Inventions or information provided hereunder is based on, incorporates, or is an improvement or derivative of, or cannot be reasonably and fully made, used, reproduced, distributed and otherwise exploited (collectively, “Exploit” and “Exploitation”) without using or violating technology or intellectual property rights owned by or licensed to Consultant and not assigned hereunder, Consultant hereby grants Company and its successors a perpetual, irrevocable, worldwide royalty-free, non-exclusive, sublicensable right and license to fully Exploit and exercise all such technology and intellectual property rights in support of Company’s exercise or exploitation of the Services, Inventions, other work or information performed or provided hereunder, or any assigned rights (including any modifications, improvements and derivatives of any of them). g. Notice of Immunity, the Defend Trade Secrets Act of 2016 (“DTSA”). Notwithstanding any other provision of this Agreement: i. Consultant will not be held criminally or civilly liable under any federal or trade secret law for any disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. ii. If Consultant files a lawsuit for retaliation by Company for reporting a suspected violation of law, Consultant may disclose Company’s trade secrets to Consultant’s attorney and use the trade secret information in the court proceeding if Consultant: (a) files any document containing the trade secret under seal; and Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB

4 (b) does not disclose the trade secret, except pursuant to court order. 6. Material Non-Public Information. Consultant acknowledges and agrees that he is aware that (i) the Company Proprietary Information contains material, non-public information regarding Hippo Holdings Inc. and its subsidiaries (“Hippo”) and (ii) the United States securities laws prohibit any persons who have material, nonpublic information concerning the matters which are the subject of this Agreement, from purchasing or selling securities of Hippo or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities in reliance upon such information. Consultant agrees to be bound by all open and close windows for trading communicated consistent with those that applied to him as an employee of the Company, and shall request pre-clearance to trade from Stock@Hippo.com prior to trading while a consultant, and will only trade if such pre-clearance is received. 7. Warranties and Other Obligations. Consultant represents, warrants and covenants that: (i) the Services will be performed in a professional and workmanlike manner and that none of such Services nor any part of this Agreement is or will be inconsistent with any obligation Consultant may have to others; (ii) all work under this Agreement shall be Consultant’s original work and none of the Services or Inventions nor any development, use, production, distribution or Exploitation thereof will infringe, misappropriate or violate any intellectual property or other right of any person or entity (including, without limitation, Consultant); (iii) Consultant has the full right to allow Consultant to provide Company with the assignments and rights provided for herein (and has written enforceable agreements with all persons necessary to give Consultant the rights to do the foregoing and otherwise fully perform this Agreement and, in addition, Consultant will have each person who may be involved in any way with, or have any access to, any Services or Company Proprietary Information enter into (prior to any such involvement or access) a binding agreement for Company’s benefit that contains provisions at least as protective as those contained herein); (iv) Consultant shall comply with all applicable laws and Company safety rules in the course of performing the Services; and (v) if Consultant’s work requires a license, Consultant has obtained that license and the license is in full force and effect. 8. Binding Authority and Indemnification; Limitation of Liability. Consultant shall have no authority to bind the Company. To the extent Consultant has not violated any representation, warranty, or obligation under this Agreement, Company agrees to indemnify, defend, and hold harmless Consultant from and against any loss, cost, or damage of any kind to the extent arising out of providing the Services. 9. Term; Termination; Survival. a. This Agreement shall commence on the Effective Date and shall continue until May 31, 2025 unless terminated earlier in accordance with this Section 9 of this Agreement (the “Term”). b. Either party may terminate this Agreement at any time, with or without cause, upon 15 business days’ written notice. Company shall, upon such termination, pay Consultant all unpaid, undisputed amounts due for the Services completed prior to notice of such termination. c. If either party breaches a material provision of this Agreement, the other party may terminate this Agreement upon 3 calendar days’ notice, unless the breach is cured within the notice period. Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB

5 10. Relationship of the Parties; Independent Contractor; No Employee Benefits. Notwithstanding any provision hereof, Consultant is an independent contractor and is not an employee, agent, partner or joint venturer of Company and shall not bind nor attempt to bind Company to any contract. Consultant shall accept any directions issued by Company pertaining to the goals to be attained and the results to be achieved by Consultant, but Consultant shall be solely responsible for the manner, means, and hours in which the Services are performed under this Agreement. Consultant shall not be eligible to participate in any of Company’s employee benefit plans, fringe benefit programs, group insurance arrangements or similar programs. Company shall not provide workers’ compensation, disability insurance, Social Security or unemployment insurance coverage or any other statutory benefit to Consultant. Consultant shall comply at Consultant’s expense with all applicable provisions of workers’ compensation laws, unemployment insurance laws, federal Social Security law, the Fair Labor Standards Act, federal, state and local income tax laws, and all other applicable federal, state and local laws, regulations and codes governing workers, whether independent contractors, employees or otherwise. Consultant agrees to indemnify Company from any and all claims, damages, liability, settlement, attorneys’ fees and expenses, as incurred, on account of the foregoing or any breach of this Agreement or any other action or inaction by or for or on behalf of Consultant. 11. Assignment. This Agreement and the services contemplated hereunder are personal to Consultant and Consultant shall not have the right or ability to assign, transfer or subcontract any rights or obligations under this Agreement without the written consent of Company. Any attempt to do so shall be void. Company may freely assign and transfer this Agreement in whole or part. 12. Notice. All notices under this Agreement shall be in writing and shall be deemed given when emailed to the address of the party set out in the signature blocks of the parties. 13. Arbitration; Class Action Waiver. Any controversy or claim (except those regarding Inventions, Company Proprietary Information or intellectual property) arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof, provided however, that each party will have a right to seek injunctive or other equitable relief in a court of law. The prevailing party will be entitled to receive from the non-prevailing party all costs, damages and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with that action or proceeding, whether or not the controversy is reduced to judgment or award. The prevailing party will be that party who may be fairly said by the arbitrator(s) to have prevailed on the major disputed issues. Consultant hereby consents to the arbitration in the State of California in the county of San Mateo. Arbitration shall proceed only on an individual basis. The Parties waive the right to assert, participate in, or receive money or any other relief from any class, collective, or representative proceeding. Each party shall only submit their own individual claims against the other and will not seek to represent the interests of any other person. Notwithstanding anything to the contrary in the Commercial Arbitration Rules of the American Arbitration Association, no arbitrator shall have jurisdiction or authority to compel any class or collective claim, to consolidate different arbitration proceedings, or to join any other party to an arbitration between the Parties. 14. Miscellaneous. a. This Agreement, together with any other documents incorporated by reference and related exhibits and schedules, constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter. Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB

6 b. In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. c. This Agreement may be executed in multiple counterparts and by facsimile signature, each of which shall be deemed an original and all of which together shall constitute one instrument. d. Any breach of Sections 4 or 5 will cause irreparable harm to Company for which damages would not be an adequate remedy, and therefore, Company will be entitled to injunctive relief with respect thereto in addition to any other remedies. The failure of either party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights. No changes, additions, modifications or waivers to this Agreement will be effective unless in writing and signed by both Parties. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of laws provisions thereof. In any action or proceeding to enforce rights under this Agreement, the prevailing party will be entitled to recover costs and attorneys’ fees. Headings herein are for convenience of reference only and shall in no way affect interpretation of the Agreement. This Agreement represents the entire understanding and agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements between the Parties with respect to the subject matter hereof. (Signatory page to follow) Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB

7 IN WITNESS WHEREOF, the Parties have executed this Consulting Agreement as of the Effective Date. CONSULTANT Name: Anirudh Badia NOTICE: anirudhbadia@gmail.com Phone: 408-219- 3541 HIPPO EMPLOYEE SERVICES INC. By: Name: Stewart Ellis Title: CFO NOTICE: generalcounsel@hippo.com Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB 11/6/2024 | 4:07:49 PM PST 11/6/2024 | 4:10:47 PM PST

EXHIBIT A SERVICES Consultant will provide ad-hoc Services relating to Hippo Holdings Inc. or any of its subsidiaries as may be requested. Services shall include support in the transition of the Chief Accounting Officer functions to such persons as the Company may designate, and answering questions from any such persons; preparation of SEC filings for Hippo Holdings Inc. including but not limited to its 10Q and 10K filings; working on transitioning the outsourced accounting functions oversight; and such other support as the CEO, CFO, or CAO may reasonably request from time to time. Consultant will use his best efforts to respond on a timely basis and to complete all outstanding items prior to the end of the Term. Services shall be performed on the systems and computer equipment provided to Consultant. At the conclusion of the Services, Consultant shall return the Company’s laptop and other property to the Company at its Palo Alto office. All physical records will be destroyed or returned to the Company’s Palo Alto office. Consultant will be available to work up to 5 hours per week. Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB